THE FIXED AND VARIABLE ANNUITY
                                    ISSUED BY
                         BMA VARIABLE ANNUITY ACCOUNT A
                                       AND
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA


                      SUPPLEMENT DATED NOVEMBER 22, 2000 TO
                          PROSPECTUS DATED MAY 1, 2000


Please note that the following change is made to the Prospectus:

10. OTHER INFORMATION

The paragraph entitled "Administration" on page 32 is replaced as follows:

         Effective August 15, 2000, NAVISYS, Incorporated, 9735 Landmark Parkway Drive, St. Louis, Missouri, changed its name back to GENELCO, Incorporated. BMA has hired GENELCO to perform certain administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract owners' records.


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